Exhibit 10.2



             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
          COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933









                  GENTNER COMMUNICATIONS CORPORATION

                  1997 EMPLOYEE STOCK PURCHASE PLAN





                    500,000 Shares of Common Stock
                       par value $.001 per share


   These shares are being offered by Gentner Communications Corporation
     (the "Company") to the Company's employees pursuant to the terms and conditions of the Company's 1997 Employee Stock Purchase
                 Plan (the "Plan") as described herein

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                The Common Stock is listed on the NASDA
                         under the symbol GTNR











                           January 1, 1997


                        AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements, and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN IN CONNECTION WITH THE OFFERING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS DOCUMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.











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                   GENTNER COMMUNICATIONS CORPORATION

                   1997 EMPLOYEE STOCK PURCHASE PLAN

                              PLAN SUMMARY



                              INTRODUCTION

    The Company is hereby offering up to 500,000 shares of its Common Stock, $.001 par value per share ("Common Stock"), to its employees under the Company's 1997 Employee Stock Purchase Plan (the "Plan"). The terms and conditions, including the prices and shares of Common Stock issuable under the Plan, are governed by the Plan and the enrollment form attached thereto that is completed by participants of the Plan (the "Participants"). This description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which and any other additional information relating thereto may be obtained by contacting David L. Harmon at the Company's executive offices located at 1825 West Research Way, Salt Lake City, Utah 84119. The telephone number at that location is (801) 975-7200.


                        DESCRIPTION OF THE PLAN

IN GENERAL

    The purpose of the Plan is to provide Company employees with an opportunity to purchase Common Stock through weekly payroll deductions. Participants will be able to purchase ten shares of Common Stock for the price of nine shares, effectively giving them a 10% discount on the purchase price of the Common Stock. The Plan is not qualified under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and is not expected to be subject to the provisions of the Employee Retirement Income Security Act of 1974.

DURATION

    The Plan will become effective on January 1, 1997 and will expire on June 30, 2010, unless terminated or extended by the Companys Board of Directors (the "Board").

ELIGIBILITY

    Any current employee with at least 90 days of continuous employment with the Company is eligible to participate in the Plan.

COMPANY CONTRIBUTIONS


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    The Company will contribute share of Common Stock into the individual accounts of Participants, at no cost, for each nine shares of Common Stock purchased by such Participant under the Plan. This effectively gives Participants a 10% discount on the purchase price for ten shares of Common Stock.

TRANSACTION FEES AND COMMISSIONS

    The Company will pay all transaction fees and commissions associated with the purchase of Common Stock for the individual accounts of Participants. However, all transaction fees and commissions incurred by subsequent transfers or resales of the Common Stock will be the responsibility of the respective Participant.

HOLDING PERIOD

    Participants cannot dispose of Common Stock in their account for one year from the date of purchase of those shares.

PAYROLL DEDUCTIONS

    Employees who wish to participate in the Plan must fill out an enrollment form specifying the amount they wish to have withheld from each paycheck. Participants may elect to have up to 10% of their gross compensation, or a minimum of $25 withheld from each paycheck. Any withholdings will remain in the Participants' accounts until the withholdings are used to purchase Common Stock. Enrollment forms must be returned to the Company's Human Resources Department at least five business days prior to the issuance of the first paycheck on which payroll deductions are to be made.

PURCHASES

    Purchases of Common Stock will be made once per quarter by a broker appointed by the Committee. All accumulated withholdings from the previous purchase date (if applicable) will be used to purchase Common Stock in whole share increments for the respective accounts of each Participant. Any residual amounts in each account too small to purchase an entire share of Common Stock will remain in such account until the next quarterly purchase date.

CHANGES IN WITHHOLDINGS

    Participants may change the amounts withheld from their future paychecks by filling out a new enrollment form and submitting it to the Company's Human Resources Department. Any changes by a Participant in amounts to be withheld may be made a maximum of once every six months.

WITHDRAWAL FROM THE PLAN

    A Participant may elect to withdraw all accumulated payroll deductions
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not already used to purchase Common Stock for such Participant's account.
Such an election can be made by filling out another enrollment form and indicating that no further withholdings are to be made, and then returning the enrollment form to the Human Resources Department at least five days before the paycheck for which the withdrawals are to be terminated has been issued.

ADMINISTRATION OF THE PLAN

    The Plan is intended to be administered by a compensation committee established by the Board (the "Committee"). The Committee shall be composed of at least three members of the Board.

    The Committee shall be responsible for maintaining individual accounts of all Participants, including (i) the keeping of transaction records and account balances, (ii) the receipt and processing of Plan enrollment forms, (iii) the receipt and holding of payroll deductions made under the Plan, (iv) the delivery of such payroll deductions to a predesignated broker or brokers at quarterly intervals for purchases of Common Stock, (v) any elections and/or changes made by Participants, (vi) the delivery of stock certificates to Participants representing purchased Common Stock, and (vii), and other administrative functions of the Plan.

REPORTS

    The Company will provide all Participants with a periodic statement of their respective accounts, including a statement of the amount of payroll deductions for the period, the purchase price for each date on which Common Stock was purchased for their account, the number of shares purchased on each quarterly and the remaining cash balance, if any, in the Participants' respective accounts.

AMENDMENTS AND PLAN TERMINATION

    The Board may amend or terminate the Plan at any time and for any reason. The Committee may also amend the Plan, consistent with the requirements of the Code.

SPECIAL ADJUSTMENTS

    Because the Company will contribute shares of Common Stock into the accounts of Plan Participants (as opposed to offering all shares at a discount), such Participants' accounts will not be adjusted for stock splits, reverse stock splits, and changes in the Companys capitalization.

DISSOLUTION OR LIQUIDATION OF THE COMPANY

    In the event of a proposed dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Plan will terminate

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immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee, and the Company shall return to each Participant the accumulated withholdings in such Participant's account, as well as any Common Stock purchased for such Participant's account, with such Participant subject to the one-year holding period restriction described below.

NON-TRANSFERABILITY

    Payroll deductions not yet used to purchase Common Stock may not be assigned, transferred, pledged, or otherwise disposed of except by will or the laws of inheritance. Any attempts to assign, transfer, pledge, or dispose of withheld funds shall be without effect, except that the Company may treat such attempts as an election to withdraw from the Plan.

RESTRICTIONS ON RESALE

    Participants will not be able to sell, assign, pledge, or otherwise transfer the Common Stock in their individual accounts for a period of one (1) year from the date of purchase of those shares. Since purchases of the Common Stock are made at quarterly intervals on the applicable Purchase Date, each Purchase Date serves as the beginning point for the one-year holding period.

TAX IMPLICATIONS

    NOTE: THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS DOES NOT PURPORT TO BE COMPLETE AND PARTICIPANTS SHOULD REFER TO THE APPLICABLE PROVISIONS OF THE CODE. THE SUMMARY DOES NOT ADDRESS OTHER TAXES THAT MAY AFFECT AN INDIVIDUAL SUCH AS STATE AND LOCAL INCOME TAXES, FEDERAL AND STATE ESTATE, INHERITANCE AND GIFT TAXES, AND FOREIGN TAXES. PARTICIPANTS SHOULD CONSULT THEIR PERSONAL TAX ADVISOR BEFORE THE ACQUISITION OR DISPOSITION OF COMMON STOCK UNDER THE PLAN.

    At each quarterly purchase date, a Participant must include as compensation, in computing his gross income for the taxable year of such quarterly purchase date, the fair market value of any shares of Common Stock contributed by the Company into the Participant's account. Any taxable gain received from a subsequent disposition of such Common Stock pursuant to the holding period requirements described above shall be considered gain upon the sale of a capital asset.

BENEFICIARIES

    Each Participant may designate a beneficiary on the Plan enrollment form to receive such Participant's accumulated withholdings and shares of Common Stock in the event of the Participant's death. If no such designation is made, then the heirs of the Participant or the Participant's estate may



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receive the Common Stock and accumulated withholdings.

EMPLOYMENT RIGHTS

    The Plan does not create a right in any employee to continue employment with the Company, and will not be deemed to interfere with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

OTHER DOCUMENTS

    In addition to the receipt of this Summary of the Plan, Participants may also request and receive without charge, copies of (i) the Company's most recent Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996,
(ii) the Company's Quarterly Reports on Form 10-QSB for the quarters ended September 30, 1996 and December 31, 1996, (iii) the description of the Common Stock to be offered under the Plan, which description is contained in the Company's Form 10 Registration Statement, including any amendments or updates pertaining thereto, and (iv) all other reports as filed with the Securities and Exchange Commission pursuant to Section 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934.


                 GENTNER COMMUNICATIONS CORPORATION

                  1997 EMPLOYEE STOCK PURCHASE PLAN


                          ARTICLE I - PURPOSE

    The Gentner Communications Corporation (hereafter, the "Company") 1997 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock at a discount.


                        ARTICLE II - DEFINITIONS

    2.1 - Base Pay. "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

    2.2 - Board.  "Board" shall mean the Company's board of directors.

    2.3 - Commencement Date. "Commencement Date" means the date on which shares of Common Stock become available for purchase under the Plan.

    2.4 - Committee.  "Committee" shall mean the committee described in
Article IX.

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    2.5 - Common Stock.  "Common Stock" means the Company's issued and/or outstanding Common Stock.

    2.6 - Employee. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

    2.7 - Offering. "Offering" means the Company's offer of shares of its Common Stock for purchase under the Plan.

    2.8 - Participant. "Participant" means any person who, being eligible under Article III herein, participates in the Plan.

    2.9 - Purchase Date. "Purchase Date" means the date each quarter on which the Company, through the Participating Broker, purchases shares of Common Stock for the individual accounts of Plan Participants.

    2.10 - Participating Broker. "Participating Broker" means the securities broker or brokers retained by the Company for purposes of executing orders to buy or sell shares of Common Stock on behalf of Plan Participants.


                ARTICLE III - ELIGIBILITY AND PARTICIPATION

    3.1 - Initial Eligibility. Any Employee who has completed ninety (90) days' continuous employment and is currently employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in the Plan on or after such ninety day period has concluded.

    3.2 - Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan pursuant to Section 6.3 herein.


                  ARTICLE IV - OPERATION OF THE PLAN

    4.1 - Subscription. An eligible Employee may become a Participant by completing an authorization for payroll deductions in the form of Exhibit "A" attached hereto (the "Enrollment Form"), in the amount specified by such Participant. The Enrollment Form executed by the Participant together with this Plan constitutes a subscription for shares of Common Stock. The

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Enrollment Form shall be filed with the Companys Human Resources Department at least five (5) business days prior to issuance of the first paycheck on which payroll deductions are to be made, unless a later time for filing the Enrollment Form is set by the Committee.

    4.2 - Right to Purchase. Once payroll deductions have been made from a Participants paycheck pursuant to Article V herein, such Participant shall be deemed to have been granted a right to purchase shares of Common Stock. Each Participant will be deemed to have exercised his right to purchase Common Stock on the Purchase Date, unless such Participant notifies the Committee pursuant to Section 6.1 herein.

    4.3 - Purchases; Purchase Price. On the Purchase Date, the Company shall deliver the amounts withheld from each Participant's compensation pursuant to
Article V and direct the Participating Broker to conduct open market purchases of shares of Common Stock. The purchase price for individual shares of Common Stock purchased under the Plan shall be the closing quoted market price of such stock by the NASDAQ National Market System as of the Purchase Date.

    4.4 - Company Contributions. The Company shall contribute to the account of each Participant, for no consideration, one (1) share of its Common Stock for every nine (9) shares purchased by such Participant under the Plan. Fractional shares will not be contributed.

    4.5 - Transaction Fees and Commissions. The Company shall be responsible for all transaction fees and commissions incurred in connection with the purchase of shares of Common Stock for purposes of the Plan. Each Participant shall be responsible for all transaction fees and commissions incurred in connection with any subsequent sales or transfers of Common Stock from the Participant's account.

    4.6 - Holding Period. Subject to death, disability, or a medical condition of the Participant or the Participant's immediate family that will incur significant costs to the Participant, each Participant shall be obligated to hold shares of Common Stock, both purchased under the Plan and contributed by the Company under Section 4.4, in such Participant's account for not less than one (1) year from the Purchase Date applicable to the purchase of such shares.

    4.7 - Termination Date. The Plan shall terminate on June 30, 2010 unless sooner terminated under Section 10.5 or by the Company pursuant to Section
10.6 (the "Termination Date").


                      ARTICLE V - PAYROLL DEDUCTIONS

    5.1 - Amount of Deduction. Each Participant shall file an Enrollment Form as specified in Section 4.1 and shall elect to have deductions made from


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each paycheck at the rate of not less than twenty-five dollars ($25.00), nor more than ten percent (10%) of the Participant's Base Pay for the period covered by the paycheck. In the case of a part-time hourly Employee, such Employee's Base Pay shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee. Payroll deductions for a Participant shall commence on the Offering Commencement Date or when such Participant's Enrollment Form become effective, whichever is later, and shall end on the Termination Date (as defined in Section 4.7) unless sooner terminated by the Participant as provided in Article VI.

    5.2 - Participant's Account. All payroll deductions made for a Participant shall be credited to such Participant's account under the Plan.
A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4.

    5.3 - Changes in Payroll Deductions. A Participant may change the amounts withheld from the Participants future paychecks by filing a new Enrollment Form with the Human Resources Department, and specifying the amounts to be withheld from such future paychecks. Any changes in the amount withheld from such Participants future paychecks under this Section shall only be permitted if not less than six (6) months has elapsed since the Participant last made changes to the amounts withheld under this Section.

    5.4 - Leave of Absence. If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 6.1, (b) to discontinue contributions to the Plan but remain a Participant in the Plan, or remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.


                     ARTICLE VI - WITHDRAWAL

    6.1 - In General. A Participant may withdraw from the Plan by electing to withdraw all accumulated payroll deductions credited to such Participants account under the Plan at any time by giving written notice to the Companys Human Resources Department within five (5) business days before the paycheck is issued on which payroll deductions have been terminated. With the exception of any payroll deductions of such Participant used to purchase Common Stock prior to the giving of such written notice, all of the Participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll



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deductions will be made from his pay.  Any Common Stock purchased on behalf of the Participant pursuant to the Plan shall be returned to him pursuant to
Section 6.6 herein. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under Section 3.2, to withdraw such deductions.

    6.2 - Effect on Subsequent Participation. A Participant's withdrawal from the Plan will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

    6.3 - Termination of Employment. Upon termination of the Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), any payroll deductions credited to his account and not used to purchase Common Stock will be returned to him. Any Common Stock purchased for the Participants account shall be returned to the Participant pursuant to Section 6.6 herein. In the case of the Participants death subsequent to the termination of his employment, such accumulated payroll deductions and/or Common Stock purchased for his account shall be returned to the person or persons entitled thereto under Section 10.1.

    6.4 - Termination of Employment Due to Death. Upon termination of the Participant's employment because of his death, his beneficiary (as defined in Section 10.1) shall have the right to elect, by written notice given to the Company Secretary prior to the earlier of the Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the Participant, either:

         a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan, or

         b) to purchase the number of full shares of stock which the accumulated payroll deductions in the Participant's account at the date of the Participant's death will purchase at the applicable purchase price (as defined in Section 4.3), together with any applicable contributions by the Company under Section 4.4, and any excess in such account will be returned to said beneficiary, with interest as specified in Article VII.

In the event that no such written notice of election shall be duly received by the office of the Secretary of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to purchase the applicable number of shares under the Plan on the next Purchase Date.

    6.5 - Leave of Absence. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.4, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more

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than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in the Offering if the Offering Commencement Date is after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

    6.6 - Closing of Account.  If a Participants participation under the
Plan is terminated pursuant to this Article or Sections 3.2, 10.5, or 10.6 herein, then the Company shall return any accumulated amounts withheld from the Participant's account not used to purchase Common Stock, and shall direct the Participating Broker to close such Participant's account with the Participating Broker, and remit to the Participant or his beneficiary pursuant to Section 10.1, any Common Stock purchased on his behalf. Any Common Stock remitted under this Section shall retain the holding period restrictions as defined in Section 4.6 herein.


                       ARTICLE VII - INTEREST

    7.1 - Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant Employee; provided, however, that interest shall be paid on any and all money which is distributed to an Employee or his beneficiary pursuant to the provisions of Sections 6.1, 6.3, 6.4, 6.6, and 8.1. Such distributions shall bear simple interest during the period from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at First Security Bank, Salt Lake City, Utah, during the Offering period or, if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank in Salt Lake City, Utah selected by the Committee. Where the amount returned represents an excess amount in an Employee's account after such account has been applied to the purchase of stock, the Employee's withholding account shall be deemed to have been applied first toward purchase of stock under the Plan, so that interest shall be paid on the last withholdings during the period which results in the excess amount.


                          ARTICLE VIII - STOCK

    8.1 - Maximum Shares. The maximum number of shares of Common Stock which shall be issued under the Plan shall be five hundred thousand (500,000) shares. If the total number of shares of Common Stock for which payroll deductions have been made under Article V herein exceeds the maximum number


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of shares for the Offering, the Company, on the applicable Purchase Date, shall make a pro rata allocation of the shares available for delivery and distribution in an nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

    8.2 - Participant's Interest in Common Stock. The Participant shall not have an interest in any Common Stock until purchases of such Common Stock have been made for the Participants account.

    8.3 - Registration of Stock. Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Company's Human Resources Department prior to the Termination Date, in the names of the Participant and one such other person as may be designate by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.


                        ARTICLE IX - ADMINISTRATION

    9.1 - Appointment of Committee. The Board shall appoint a compensation committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than three members of the Board. No member of the Committee shall be eligible to purchase stock under the Plan.

    9.2 - Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

    9.3 - Rules Governing the Administration of the Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members hall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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    9.4 - Administration and Record Keeping.  The Committee or its
representatives shall be responsible for the following functions of the Plan:
(i) maintaining individual accounts and transaction records of Plan Participants, (ii) receiving and processing Enrollment Forms, (iii) receiving and holding payroll deductions from the paychecks of Plan Participants, (iv) delivering payroll deductions under the Plan to the Participating Broker at quarterly intervals for purchase of Common Stock, (v) elections and changes in elections made by Plan Participants, (vi) delivery of certificates representing the shares of Common Stock purchased by Plan Participants, (vii) keeping minutes of its actions under the Plan, and (viii) any and all procedures and functions of the Plan not otherwise specified herein or assigned to another party in accordance with the terms of the Plan or by authority of the Committee.

    9.5 - Reports. The Company shall provide to each Participant, on at least an annual basis, statements setting forth the amounts of payroll deductions, the purchase price for each Purchase Date, the number of shares purchased on each Purchase Date, the total number of shares purchased, and the remaining cash balance, if any, for such Participant's account.

    9.6 - Professional Assistance. The Committee may employ such legal counsel, including, without limitation, independent legal counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting fees and expenses and professional fees, shall be paid by the company.

    9.7 - Participating Broker.  The Committee shall designate a
Participating Broker to act as the Company's agent pursuant to the operation of the Plan. Functions of the Participating Broker may include, without limitation, the execution of orders to purchase Common Stock with the proceeds obtained pursuant to Article V herein and the closing of a Participant's brokerage account with the Participating Broker pursuant to
Section 6.6 herein.

    9.8 - Liability. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any deduction or withholding made under the Plan.
Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan to the extent allowed by law.




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                      ARTICLE X - MISCELLANEOUS

    10.1 - Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Secretary of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the Participant under the Plan.

    10.2 - Transferability. Neither payroll deductions credited to a Participant's account nor any rights to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition of such rights shall be without effect, except that the Company may treat such act as an election to withdraw from the plan under Section 6.1.

    10.3 - Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

    10.4 - No Adjustment Upon Changes in Capitalization. No adjustment shall be made to a Participant's account due to stock splits, reverse stock splits,
changes in the Company's capitalization, or similar transaction.   No
adjustments shall be made for stock dividends.

    10.5 - Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee, and the Company shall return to each Participant, with interest, the accumulated withholdings in such Participant's account, as well as any Common Stock purchased for such Participant's account, with such Participant subject to the one-year holding period restriction described in Section 4.6.



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    10.6 - Amendment and Termination.  The Board shall have complete power and authority to terminate or amend the Plan at any time and for any reason. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having a right to purchase Common Stock under the Plan, adversely affect the rights of such Employee to purchase Common Stock.

    10.7 - Effective Date.  The Plan shall become effective as of January 1,
1997.

    10.8 - No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

    10.9 - Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

    10.10 - Governing Law. The provisions of the Plan and all matters relating thereto shall be governed by the laws of the State of Utah, except to the extent such laws are superseded by the laws of the United States.


                              EXHIBIT "A"



                      GENTNER COMMUNICATIONS CORPORATION
                      1997 EMPLOYEE STOCK PURCHASE PLAN
                        ENROLLMENT FORM AUTHORIZATION

PARTICIPANT NAME (LAST, FIRST, M.I.) SOCIAL SECURITY NUMBER

HIRE DATE              INITIAL ELECTION / /           CHANGE ELECTION / /

BIRTH DATE             MARRIED / /                    SINGLE / /








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I hereby authorize and direct that my employer withhold from each pay period the indicated amount from my gross compensation for quarterly purchases of shares of the company's common stock for my account. I understand that under the Plan I may authorize no less than $25.00 and no more than 10% of my gross compensation to be withheld from each paycheck.

      / / 3%       / / 5%       / / 10%     %----------    $-----------

I understand that I may change, suspend, and resume contributions at such times as outlined in the terms of the plan and that my salary reduction and participation in the plan is completely voluntary

I hereby authorize the above payroll deduction.

Signature--------------------------------------  Date-------------------------





BENEFICIARY DESIGNATION

Designate the following beneficiaries for any interest due from the Plan upon the event of death:

Beneficiary (Primary)--------------------- Relationship-----------------------
                                                      -----------------------
                                                      -----------------------

Beneficiary (Secondary) ------------------ Relationship---------------------

Signature -------------------------------- Relationship---------------------

*PLEASE NOTE: If you are married and your spouse is NOT the 100% Primary Beneficiary, under provisions of the Retirement Equity Act of 1984, your spouse must consent to his or her waiver as the Primary Beneficiary. Such consent is only valid when authorized by his or her signature which must be witnessed by a notary public or Plan representative. Please obtain a waiver from your employer.

We suggest that you consult your tax or legal advisor regarding the consequences of the designation of the beneficiary you have made. You may change your designation by properly completing a new Beneficiary Designation section of this form.






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